Supplement to the
Spartan® 500 Index Fund
June 29, 2009
Prospectus

Reorganization. On November 18, 2009, the Board of Trustees unanimously approved an Agreement and Plan of Reorganization ("Agreement") between Spartan 500 Index Fund and Spartan U.S. Equity Index Fund.

The Agreement provides for the transfer of all of the assets and the assumption of all of the liabilities of Spartan 500 Index Fund in exchange for corresponding shares of Spartan U.S. Equity Index Fund equal in value to the relative net asset value of the outstanding shares of Investor Class and Fidelity Advantage Class, respectively, of Spartan 500 Index Fund. After the exchange, Spartan 500 Index Fund will distribute the Spartan U.S. Equity Index Fund shares to its shareholders pro rata, in liquidation of Spartan 500 Index Fund (these transactions are referred to as the "Reorganization"). Immediately following the Reorganization, Spartan U.S. Equity Index Fund will change its name to Spartan 500 Index Fund, begin charging an annual index fund fee (for fund balances under $10,000), and lower its Investor Class initial purchase and balance minimums from $100,000 to $10,000.

The Reorganization and related changes, which do not require shareholder approval, are scheduled to take place on or about January 22, 2010. The Reorganization is expected to be a tax-free transaction. This means that neither Spartan 500 Index Fund nor its shareholders will recognize any gain or loss as a direct result of the Reorganization.

For more detailed information, please contact Fidelity at  1-800-544-8544.

Effective September 14, 2009, the following information replaces the Investor Class "Minimums" table found in the "Buying and Selling Shares" section beginning on page 10.

Minimums - Investor Class
Initial Purchase	$10,000
Balance	$10,000

Effective September 14, 2009, the following information replaces the similar information found in the "Buying and Selling Shares" section beginning on page 10.

There is no minimum balance or initial purchase minimum for a mutual fund or a qualified tuition program for which Fidelity Management & Research Company (FMR) or an affiliate serves as investment manager, certain Fidelity retirement accounts funded through salary deduction, or fund positions opened with the proceeds of distributions from such retirement accounts, or a Fidelity systematic withdrawal service.

SMI-09-03 December 4, 2009
1.717989.128

Effective September 14, 2009, the following information replaces the Fidelity Advantage Class "Minimums" table found in the "Buying and Selling Shares" section beginning on page 10.

Minimums - Fidelity Advantage Class
Initial Purchase	$100,000
Balance	$100,000

Effective September 14, 2009, the following information replaces similar information found in the "Buying and Selling Shares" section beginning on page 10.

Employer-sponsored retirement plans (including profit sharing, 401(k), 403(b), 457(b), and similar plans) require a minimum initial purchase and ongoing balance of $100 million at the plan sponsor level.

For individual accounts maintained by FMR or its affiliates, and for omnibus accounts for which FMR provides recordkeeping services, FMR will monitor account balances at the individual account level.

Fidelity Advantage Class shares are not available to intermediaries that would meet the eligibility criteria by aggregating the holdings of underlying accounts. An intermediary that holds Fidelity Advantage Class shares within an omnibus account must certify to FMR or its affiliates that it will be able to offer Fidelity Advantage Class shares in accordance with the terms of this prospectus. Intermediaries may include broker-dealers, institutional accounts, insurance, bank trust, third-party administrators and registered investment advisers.

There is no minimum balance or initial purchase minimum for eligible qualified wrap program accounts, or a Fidelity systematic withdrawal service.

The following information replaces the similar information found in the "Selling Shares" section beginning on page 15.

A signature guarantee is designed to protect you and Fidelity from fraud. If you hold your shares in a Fidelity mutual fund account and submit your request to Fidelity by mail, Fidelity may require that your request be made in writing and include a signature guarantee in certain circumstances, such as:

  You wish to sell more than $100,000 worth of shares;
  When the address on your account (record address) has changed within the last 15 days, or you are requesting that a check be mailed to a different address than the record address;
  You are requesting that redemption proceeds be paid to someone other than the account owner; or
  In certain situations when the redemption proceeds are being transferred to a Fidelity mutual fund account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.